UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

ACADIAN

Acadian Emerging Markets Portfolio
Acadian Emerging Markets Debt Fund

Annual Report **October 31, 2014**

Investment Adviser:
Acadian Asset Management LLC

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

The Funds file their complete schedules of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a portfolio voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014 (Unaudited)

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio (the “Portfolio”). This commentary covers the twelve months from November 1, 2013 to October 31, 2014, focusing on the portfolio’s performance and some of the conditions and decisions that impacted returns.

Portfolio Performance Review

For the twelve months ended October 31, 2014, the Portfolio returned 1.95%, versus 0.98% for the MSCI Emerging Markets Index, a widely followed emerging markets benchmark.

Market Review

Emerging markets saw more moderate gains than their developed counterparts as 2013 came to a close, dampened by concerns about slowing growth in China and lingering worries about higher interest rates in the U.S. The asset class subsequently saw capital outflows resume in early 2014 amid ongoing concerns about China’s economy, escalating tensions between Russia and Ukraine and political uncertainty in markets such as Thailand. Country returns within emerging markets were wide-ranging, however, as markets in Indonesia and India advanced on the back of improving current-account deficits and investor hopes for structural reforms.

Emerging markets bounced back sharply in the second quarter of 2014. Chinese economic indicators pointed increasingly to a soft landing as the government’s stimulus measures appeared to take hold, while India’s equity market rallied amid continued improvement in economic data and the election of a prime minister expected to push forward a growth-centric reform agenda. The asset class continued to post solid gains in July and August, but endured some volatility late in the period amid more pronounced evidence of decelerating growth in China, election uncertainty in Brazil and tighter sanctions against Russia by the U.S. and Europe.

For the period as a whole, the MSCI Emerging Markets Index collectively rose 0.98%. Stronger markets included India, Taiwan, Indonesia and the Philippines. Russia, Hungary and Chile were among the weaker performers in the asset class.

Portfolio Structure

The Portfolio was invested in a broad range of emerging companies and markets over the period. The investment process considered both bottom-up company attractiveness and top-down country ratings, combined with benchmark-relative risk controls, to determine individual stock positions. The portfolio was attractively valued relative to the MSCI Emerging Markets Index on important measures such as share price relative to earnings and book value. Significant country overweight positions included Korea, Turkey and Thailand. India started out the period underweighted, but moved to an overweight position as risk and liquidity conditions grew more attractive. The portfolio was generally underweighted relative to the benchmark in China, South Africa, Russia and Indonesia.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014 (Unaudited)

Portfolio Performance

The Portfolio had a return in excess of the benchmark over the period. Contributing most significantly to this result was a combination of stock selection and an overweight position in India, as well as stock-level performance in Malaysia, Mexico and Taiwan. Looking at less successful investments, the portfolio lost value from stock selection in Thailand, an overweight position in Korea and a combination of stock selection and an underweight position in Indonesia.

We continue to view the asset class positively and believe it forms an essential part of global portfolio diversification. Please let us know if we can provide any additional information.

Sincerely,

Brian K. Wolahan

Senior Vice President

This represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not protect against market loss. Holdings are subject to change.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014 (Unaudited)

Growth of a $10,000 Investment

*	If the Adviser and/or Portfolio’s service providers had not limited certain expenses, the Portfolio’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives.

The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(See definition of comparative index on page 2.)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014 (Unaudited)

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Debt Fund (the “Fund”). This commentary covers the twelve months from November 1, 2013 to October 31, 2014, focusing on the Fund’s performance and some of the conditions and decisions that impacted returns.

Fund Performance Review

For the twelve months ended October 31, 2014, the Fund returned -4.91%, versus -2.68% for the JPMorgan GBI-EM Global Diversified Index, a standard emerging market debt benchmark that reflects the universe of investable local currency bonds with individual country exposures capped at 10% each.

Economic and Market Conditions

The beginning of the period reiterated many of 2013’s themes in microcosm: global interest rates continued to widen as equities powered ahead. This gave way in early 2014, however, to marked turnarounds in market sentiment. Investors were encouraged by signs of improving corporate earnings, but were rattled along the way amid ongoing concerns about slowing Chinese growth and geopolitical unrest in the former Soviet Union. Additionally, headlines in many emerging markets — including Argentina’s devaluation and Turkey’s panic rate hike in January — spooked investors. Global yield curves continued to flatten over the period, bottoming out at the end of August before shifting sharply thereafter in anticipation of a more hawkish Federal Reserve. The end of the period was marked by the completion of the Federal Reserve’s unprecedented bond-buying program, as well as the unexpected announcement of further stimulus by the European Central Bank and the Bank of Japan. Corporate and emerging credit spreads narrowed over the period, while high yield credit spreads widened. The U.S. dollar ended the period higher against all major currencies. Likewise, the U.S. dollar was up against most emerging market currencies for the period.

Fund Structure

The Fund held a modest duration overweight over nearly the entire period, representing the increased value found in many emerging market countries after the 2013 bond market correction. The duration exposures alternated in magnitude throughout the period, depending on the degree of value found in various yield curves. At the end of 2013, the Fund’s largest overweights were concentrated in Colombia, Russia, Brazil and Nigeria. By the end of the period, positions in Russia and Nigeria had been rotated into Indonesia and Romania, while overweights in Brazil and Colombia were trimmed only slightly. Frontier bond holdings were also trimmed, from approximately 30% of the Fund to approximately 20% over the year. The largest reallocations were from Sri Lanka, Ghana and Uganda; while positions in Dominican Republic and some dollar-denominated frontier markets were increased. On the currency side, the Fund held a net neutral to underweight exposure set to emerging markets throughout the

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014 (Unaudited)

period. Within the Fund, active overweight exposures were taken at the country level but offset by strategic underweight positions relating to specific country risks in markets such as Brazil, Russia and Eastern Europe.

Fund Performance

The Fund underperformed the benchmark for the period. All of the Fund’s nominal losses came from currencies, offsetting gains from bonds and interest. With regard to currencies, investments in the Russian ruble, Brazilian real, Turkish lira and South African rand subtracted the most value. Investments in the Israeli shekel and Guatemalan quetzal provided a modest amount of offset. On the bond side, top returns came from Poland, Peru, Mexico and the Dominican Republic. Russia and Nigeria were detractors.

Please let us know if we can provide any additional information.

Sincerely,

L. Bryan Carter

Senior Vice President

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Duration is used to help assess the sensitivity of bond prices to changes in interest rates. Specifically, duration measures the potential change in value of a bond that would result from a 1% change in interest rates. The shorter the duration of a bond, the less its price will potentially change as interest rates go up or down (and the longer the duration of a bond, the more its price will potentially change).

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

Mutual fund investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014 (Unaudited)

relatively small size and lesser liquidity. Bonds and bond funds will decrease in value as interest rates rise. The fund is non-diversified. The fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

The JPMorgan GBI-EM Global Diversified Index tracks local currency bonds issued by emerging market governments. It limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and investors cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014 (Unaudited)

Growth of a $10,000 Investment

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on December 17, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(See definition of comparative index on page 6).

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

SECTOR WEIGHTINGS† (unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.1%
	Shares	Value

Argentina — 0.5%
Ternium ADR	356,805	$7,853,278

Brazil — 9.6%
Banco do Brasil	1,643,600	18,393,409
BRF*	717,000	18,660,692
CETIP - Mercados Organizados	762,100	9,657,347
Cia de Saneamento Basico do Estado de Sao Paulo*	183,463	1,435,630
Cia de Saneamento de Minas Gerais-COPASA*	115,100	1,310,837
Cia Energetica de Minas Gerais ADR	413,702	2,391,198
Cosan, Cl A	538,328	5,700,894
EDP - Energias do Brasil	372,700	1,454,461
Embraer ADR	465,905	18,002,569
Embratel Participacoes	794	6
Empresa Brasileira de Aeronautica	241,500	2,338,103
Fibria Celulose*	479,800	5,810,887
FII BTG Pactual Corporate Office Fund‡	6,995	319,022
Gafisa*	396,300	431,821
Hypermarcas*	128,600	898,368
JBS	2,206,507	9,839,744
Kroton Educacional	2,708,400	19,302,774
Light	496,800	4,080,019

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

Brazil — (continued)
Lojas Renner	15,000	$449,171
Magazine Luiza*	180,300	600,297
Marfrig Global Foods*	1,476,100	3,604,022
Multiplus	20,500	287,491
Porto Seguro	550,300	6,595,872
Qualicorp*	343,400	3,492,344
Sao Martinho	41,300	650,026
Seara Alimentos* (A)	911	2
Ser Educacional	26,500	288,325
Telefonica Brasil ADR	227,020	4,640,289
Tim Participacoes ADR	341,058	9,385,916
Tim Participacoes	1,524,100	8,285,091
Valid Solucoes	21,900	351,581
Via Varejo*	325,200	3,128,765

		161,786,973

Chile — 0.7%
Banco Santander Chile ADR	50,870	1,077,935
Corpbanca ADR	16,234	327,927
Empresa Nacional de Electricidad ADR	6,729	314,110
Enersis ADR	635,171	10,029,350

		11,749,322

China — 12.5%
Agricultural Bank of China	36,182,000	16,795,961
Angang Steel	444,000	326,911
ANTA Sports Products	169,000	331,238
Bank of China	71,505,000	34,207,404
Bank of Communications	2,767,000	2,072,980
Bitauto Holdings ADR*	5,721	478,962
BYD Electronic International	348,500	414,777
Cheetah Mobile ADR*	27,539	545,823
China Citic Bank	20,063,000	13,064,628
China Communications Construction	414,000	317,634
China Construction Bank	31,758,000	23,669,592
China Merchants Bank	3,677,000	6,808,601
China Petroleum & Chemical	19,245,800	16,676,889
China Railway Construction	2,894,500	3,038,140
China Railway Group	2,855,000	1,759,721
China Shenhua Energy	243,500	686,057
China Sports International*	670,000	17,210

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

China — (continued)
China Telecom	29,196,000	$18,597,737
Chongqing Rural Commercial Bank	3,122,000	1,501,591
Datang International Power Generation	1,188,000	623,477
Huadian Power International	3,458,000	2,639,712
Huaneng Power International	8,972,000	11,013,770
Jiangling Motors, Cl B	56,800	221,556
Jiangnan Group	1,348,000	269,421
Jiangsu Future Land, Cl B (A)‡	561,100	284,478
Jintian Pharmaceutical Group	794,000	314,317
Metallurgical Corp of China	1,164,000	319,700
NetEase ADR	17,073	1,617,155
New Oriental Education & Technology Group ADR*	297,645	6,429,132
Perfect World ADR	131,569	2,734,004
PetroChina	4,848,000	6,070,041
PICC Property & Casualty	402,000	737,115
Qingling Motors	508,000	161,797
Semiconductor Manufacturing International*	4,278,000	441,307
Shanghai Electric Group	1,582,000	791,495
Shanghai Mechanical and Electrical Industry, Cl B	268,300	552,698
Shenzhen Expressway	446,000	285,250
SinoMedia Holding	290,000	180,242
Sinopharm Group	182,000	711,089
Sinotrans	961,000	762,094
SOHO China	709,000	520,197
Vipshop Holdings ADR*	69,973	16,044,109
Weiqiao Textile	992,000	495,031
WuXi PharmaTech Cayman ADR*	212,816	8,023,163
Xinhua Winshare Publishing and Media	433,000	404,237
YY ADR*	88,220	7,309,909

		211,268,352

Czech Republic — 0.1%
CEZ	49,069	1,357,204

Egypt — 0.3%
Commercial International Bank Egypt SAE	335,463	2,288,236
Ezz Steel*	408,960	947,647
Talaat Moustafa Group	521,702	775,829
Telecom Egypt	282,406	544,962

		4,556,674

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

Greece — 0.0%
Tsakos Energy Navigation*	44,637	$302,192

Hong Kong — 2.8%
Belle International Holdings	800,000	1,018,162
Chaoda Modern Agriculture Holdings ADR*	6,346	140
China Minsheng Banking	2,693,000	2,698,157
China Mobile	1,868,000	23,244,167
China Ocean Resources*	71,580	88,744
China Power International Development	3,801,000	1,715,441
China Resources Cement Holdings	1,072,000	728,476
China Travel International Investment Hong Kong	1,524,000	467,705
China Unicom Hong Kong	6,726,000	10,112,655
CNOOC	1,574,000	2,472,076
Geely Automobile Holdings	5,580,000	2,496,741
GOME Electrical Appliances Holding	9,975,000	1,569,215
New World China Land‡	492,000	298,810
Real Nutriceutical Group	885,000	302,412
Tianjin Development Holdings	338,000	293,320
Tonly Electronics Holdings	71,000	60,790

		47,567,011

India — 11.4%
Aban Offshore	43,698	444,097
Amtek Auto	436,505	1,173,374
Andhra Bank	216,224	295,283
Apollo Tyres	2,386,085	8,514,515
Aptech	68,832	93,663
Aurobindo Pharma	771,668	12,171,366
Bajaj Auto	9,226	392,338
Bharat Forge	113,628	1,504,646
Bharat Petroleum	162,168	1,914,190
Britannia Industries	13,756	342,959
Cairn India	1,644,134	7,635,583
Canara Bank	586,675	3,843,486
CCL Products India	161,888	343,946
Ceat	63,505	896,569
Colgate-Palmolive India	11,413	314,211
Dishman Pharmaceuticals & Chemicals	58,387	149,438
Dr Reddy’s Laboratories	15,387	793,984
Exide Industries*	679,644	1,744,493
Geometric	101,511	216,165

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

India — (continued)
Gujarat State Fertilisers & Chemicals	515,989	$1,017,692
Havells India*	114,455	532,011
HCL Technologies*	868,951	22,762,553
Hero MotoCorp	108,597	5,419,680
Hexaware Technologies	631,474	2,032,750
Hindalco Industries*	1,829,503	4,877,681
Hindustan Petroleum*	441,136	3,810,725
Hindustan Unilever	44,854	539,380
Indraprastha Gas	230,706	1,499,777
Infosys ADR	336,434	22,493,977
IRB Infrastructure Developers*	141,475	580,992
JK Tyre & Industries	119,364	954,523
Karnataka Bank	373,234	754,066
Lupin	331,792	7,398,043
Maruti Suzuki India	85,290	4,635,734
Mindtree	56,584	1,007,822
Motherson Sumi Systems	54,496	373,173
MRF	10,793	5,504,720
National Aluminium*	324,062	302,423
NCC*	251,500	244,332
Oriental Bank of Commerce	56,137	260,936
Reliance Infrastructure*	256,397	2,660,850
Sasken Communications Technologies	175,093	679,840
Sintex Industries*	183,266	289,524
SRF	40,927	568,046
State Bank of India	31,940	1,405,984
Strides Arcolab*	2,000	21,707
Sun Pharmaceutical Industries	245,579	3,381,311
Syndicate Bank	550,011	1,129,583
Tata Chemicals	91,225	604,551
Tata Elxsi	108,901	1,101,337
Tata Motors ADR	46,279	2,179,741
Tata Motors	2,472,768	21,580,338
Tata Sponge Iron	33,199	386,898
Tata Steel*	627,276	5,005,949
TVS Motor	367,106	1,549,438
Uflex	139,860	363,317
Union Bank of India*	120,944	444,381
UPL	722,056	4,098,903
Voltas	109,208	447,148

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

India — (continued)
Wipro	1,344,260	$12,341,358
WNS Holdings ADR*	80,743	1,631,816

		191,659,316

Indonesia — 1.2%
Adaro Energy	2,942,400	276,345
Adhi Karya Persero	2,336,400	532,625
Agung Podomoro Land	5,873,000	171,549
Bank Negara Indonesia Persero	7,541,500	3,713,027
Bank Rakyat Indonesia	90,000	82,478
Darma Henwa*	6,998,260	28,954
Elnusa	5,914,000	254,471
Gajah Tunggal	812,378	96,800
Indofood Sukses Makmur	4,787,900	2,703,965
Lippo Cikarang*	339,500	238,788
Matahari Putra Prima	2,751,200	715,972
Multipolar*	4,964,500	386,151
Pakuwon Jati	8,256,000	307,422
Perusahaan Perkebunan London Sumatra Indonesia	4,378,700	704,722
Surya Semesta Internusa	8,109,000	509,958
Tambang Batubara Bukit Asam Persero	288,300	308,935
Telekomunikasi Indonesia ADR	79,449	3,603,012
Telekomunikasi Indonesia Persero	19,835,000	4,513,550
United Tractors	780,800	1,187,191
Vale Indonesia	1,157,400	362,975

		20,698,890

Malaysia — 3.2%
British American Tobacco	22,400	473,299
Digi.Com	855,600	1,610,143
DRB-Hicom	998,600	646,658
Hong Leong Bank	68,200	303,134
IJM	380,700	800,925
KSL Holdings*	257,200	353,437
Land & General	1,527,000	264,617
Malayan Banking	2,724,700	8,035,142
RHB Capital	143,200	383,115
Telekom Malaysia	3,979,900	8,711,798
Tenaga Nasional	7,665,100	31,133,461
YTL	1,111,700	561,046

		53,276,775

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

Mexico — 5.7%
Alfa, Ser A	4,157,065	$13,271,120
America Movil, Ser L	3,320,723	4,061,436
America Movil ADR, Ser L	1,571,796	38,367,540
Arca Continental	63,746	410,417
Axtel*	762,000	203,143
Bio Pappel*	69,747	138,290
Compartamos*	138,442	308,420
Credito Real	111,702	286,591
Empresas ICA*	547,378	973,523
Gruma, Cl B*	649,232	7,131,970
Grupo Aeroportuario del Pacifico ADR	13,336	908,848
Grupo Aeroportuario del Pacifico, Cl B	887,143	6,058,891
Grupo Financiero Banorte, Cl O	607,641	3,894,137
Grupo Financiero Inbursa, Cl O	375,327	1,132,426
Grupo Financiero Interacciones, Cl O	168,034	1,372,223
Grupo Mexico, Ser B	213,745	735,697
Grupo Simec, Ser B*	102,318	451,176
Grupo Televisa ADR	326,218	11,789,518
Infraestructura Energetica Nova	54,483	332,411
OHL Mexico*	1,353,187	3,797,415

		95,625,192

Panama — 0.1%
Avianca Holdings ADR	77,726	1,157,340

Philippines — 0.3%
Aboitiz Power	681,100	622,287
First Gen	546,900	315,648
Globe Telecom	6,955	261,152
Lopez Holdings	35,800	5,305
Nickel Asia	660,900	612,667
Universal Robina	700,700	2,904,294
Vista Land & Lifescapes	7,564,300	1,036,667

		5,758,020

Poland — 1.5%
Asseco Poland	21,098	313,092
Energa	262,898	1,953,028
Grupa Lotos*	81,913	633,074
KGHM Polska Miedz	69,471	2,678,385
Orange Polska	95,295	285,662

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

Poland — (continued)
PGE	601,318	$3,944,180
Polski Koncern Naftowy Orlen	738,411	9,189,319
Polskie Gornictwo Naftowe i Gazownictwo	196,122	292,789
Powszechny Zaklad Ubezpieczen	17,723	2,656,372
Tauron Polska Energia	2,327,921	3,634,246

		25,580,147

Russia — 2.0%
MMC Norilsk Nickel ADR	197,888	3,682,696
Novolipetsk Steel GDR	33,283	426,022
OAO Gazprom ADR	3,301,703	21,883,688
Rosneft OAO GDR	328,233	1,828,258
Sistema GDR	303,923	2,454,178
Surgutneftegas ADR	96,347	633,963
Tatneft ADR	65,869	2,346,912

		33,255,717

South Africa — 5.7%
Attacq*	170,899	332,974
AVI	50,758	330,878
Barclays Africa Group	36,748	580,252
Barloworld	25,582	222,125
Coronation Fund Managers	34,133	295,537
FirstRand	5,196,225	22,236,390
Imperial Holdings	112,193	1,932,144
Investec	34,502	314,998
Liberty Holdings	254,071	2,940,196
Mediclinic International	94,311	842,234
MMI Holdings	2,531,777	6,470,753
Mondi	110,107	1,841,015
Mr Price Group	94,625	1,957,315
Murray & Roberts Holdings	102,526	210,541
Netcare	286,321	865,732
Sanlam	1,181,872	7,463,214
Sappi*	202,541	800,083
Sasol	567,410	28,252,308
Sibanye Gold ADR	43,248	317,873
Sibanye Gold	490,856	934,561
Standard Bank Group	287,566	3,617,469
Steinhoff International Holdings	2,062,930	10,548,675
Telkom*	660,239	3,505,392

		96,812,659

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

South Korea — 16.8%
Amorepacific	811	$1,745,343
Amorepacific Group	383	423,951
AtlasBX	249,908	9,119,620
Bioland*	12,163	278,261
CJ	101,167	16,471,006
CJ CheilJedang	1,946	711,954
CJ Hellovision	33,523	316,808
CKH Food & Health*	80,755	275,044
Coway	4,460	340,531
Daewoo Securities*	216,656	2,270,496
Daou Data	15,940	82,479
Daou Technology	39,180	406,930
Dongbu Insurance	7,309	409,654
Dongyang E&P	15,443	141,175
Easy Bio*	42,483	222,605
Ecoplastic	228,571	697,221
Hana Financial Group	528,193	18,311,033
Hanil E-Hwa*	119,199	1,996,446
Hanwha	283,370	7,265,013
Hite Holdings	14,760	172,635
Husteel	22,760	354,583
Hyundai Hy Communications & Networks	50,240	213,656
Hyundai Marine & Fire Insurance	31,367	829,132
Hyundai Motor	54,280	8,634,173
Hyundai Steel	8,767	558,638
INTOPS	8,242	120,307
Kia Motors	475,025	23,157,208
Kolon	17,227	415,068
Korea District Heating	2,802	157,308
Korea Electric Power	191,979	8,343,945
Korea Info & Comm*	14,763	127,085
Korea Investment Holdings*	2,218	112,277
Korean Air Lines*	12,321	437,512
KT	498,500	15,299,280
Ktis	65,330	219,452
Kwangju Bank*	73,625	744,014
Kyobo Securities*	12,515	157,501
Kyongnam Bank*	78,035	912,707
LG Display*	620,301	18,195,837
LG Electronics	60,450	3,693,529
LG Innotek*	2,741	216,719

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

South Korea — (continued)
LG Uplus	143,340	$1,475,340
LIG Insurance	31,920	831,802
Lotte Food	387	240,442
Monalisa*	111,742	331,442
NEOWIZ HOLDINGS*	6,358	113,628
Samsung Electronics	59,673	69,459,276
Samsung Life Insurance	15,884	1,731,481
Seah Besteel	9,742	291,240
Seoyeon	89,170	1,276,563
SK Holdings	75,349	11,774,052
SK Hynix*	559,813	24,854,853
SK Telecom	45,919	11,471,909
SundayToz	65,148	1,225,263
Sungwoo Hitech	27,695	399,075
Taekwang Industrial	36	42,106
Taeyoung Engineering & Construction*	67,270	267,197
TS	17,738	533,602
Woori Finance Holdings* (A)	957,545	10,661,987
Woori Investment & Securities*	45,628	499,516
Youngone Holdings	12,776	1,261,187

		283,300,097

Taiwan — 12.7%
Accton Technology	450,000	229,316
Advanced Semiconductor Engineering	1,928,000	2,304,105
Ardentec*	317,118	249,178
AU Optronics	15,048,000	7,124,133
Cathay Financial Holding	213,000	350,139
Chang Hwa Commercial Bank*	494,000	311,019
Charoen Pokphand Enterprise*	239,400	197,555
Cheng Loong	1,863,680	814,918
Cheng Uei Precision Industry	239,000	398,379
Chimei Materials Technology	129,150	140,969
China Steel	499,000	429,826
ChipMOS Technologies	225,000	281,097
ChipMOS Technologies Bermuda	10,263	220,449
Coretronic*	689,250	1,033,314
CTBC Financial Holding	2,252,000	1,577,026
Elite Advanced Laser	102,000	319,583
Elitegroup Computer Systems	300,926	253,274
Feng TAY Enterprise	111,003	286,481

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

Taiwan — (continued)
First Financial Holding	5,325,000	$3,273,799
Formosan Rubber Group	287,000	312,792
Foxconn Technology	460,000	1,224,993
FSP Technology	217,357	180,794
Fubon Financial Holding	15,057,520	25,445,286
Global Brands Manufacture*	389,643	122,466
Great Wall Enterprise*	310,000	280,785
Hannstar Board*	509,234	190,859
Hon Hai Precision Industry	12,703,712	40,095,223
Hua Nan Financial Holdings*	500,000	295,892
Innolux	24,709,640	11,251,410
Inotera Memories*	3,596,000	5,527,033
Integrated Service Technology*	63,000	140,637
Inventec	7,040,851	4,884,255
ITE Technology	220,000	229,283
King Yuan Electronics	2,127,000	1,678,300
King’s Town Bank	1,280,000	1,397,136
Lite-On Technology	5,036,184	7,053,456
Mega Financial Holding	2,044,000	1,693,449
Mercuries & Associates	1,190,138	688,653
Micro-Star International	993,000	1,212,827
Mirle Automation	259,000	215,007
Pegatron	8,651,343	15,700,496
Pou Chen	8,669,270	9,533,874
Radium Life Tech	614,040	352,276
Shinkong Synthetic Fibers	649,000	230,441
Sigurd Microelectronics	390,000	371,838
Siliconware Precision Industries	407,000	574,040
SinoPac Financial Holdings	10,587,560	4,594,736
Sun Financial Holding	601,000	380,361
Taichung Commercial Bank	708,477	237,584
Taishin Financial Holding	14,962,807	7,132,994
Taiwan Cement	201,000	306,953
Taiwan PCB Techvest	455,000	669,415
Taiwan Semiconductor	454,000	414,200
Taiwan Semiconductor Manufacturing	117,000	501,981
Taiwan Semiconductor Manufacturing ADR	1,239,012	27,283,044
Taiwan Surface Mounting Technology	616,980	863,101
Taiwan Union Technology	395,000	327,906
Tatung*	3,520,000	997,564
TOPBI International Holdings	32,000	125,195

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

Taiwan — (continued)
TYC Brother Industrial*	179,162	$98,662
United Integrated Services	256,000	242,816
United Microelectronics	25,149,000	11,079,401
Vanguard International Semiconductor	975,000	1,463,309
Wan Hai Lines*	1,202,000	887,180
Winbond Electronics*	13,969,000	4,468,574
Wistron	360,000	377,558
Yageo	354,520	548,975
Yuanta Financial Holding	3,142,000	1,580,478

		215,260,048

Thailand — 4.0%
Advanced Info Service NVDR	183,400	1,345,797
Ananda Development	2,546,400	297,093
Bangchak Petroleum NVDR	2,392,800	2,461,124
Bangkok Bank	803,000	4,881,609
Bangkok Bank NVDR	193,500	1,176,328
Bangkok Expressway NVDR	166,400	194,142
Delta Electronics Thailand NVDR	169,700	336,065
Electricity Generating Public NVDR*	60,900	321,609
Kasikornbank NVDR	246,100	1,783,224
Krung Thai Bank	5,257,400	3,761,051
Krung Thai Bank NVDR	9,579,500	6,853,004
PTT Exploration & Production NVDR	210,800	948,179
PTT Global Chemical NVDR	3,825,100	7,281,431
PTT NVDR	1,337,000	15,106,417
Ratchaburi Electricity Generating Holding NVDR	131,200	244,716
Regional Container Line NVDR*	839,700	278,439
Siam Commercial Bank NVDR	215,400	1,173,887
Srithai Superware NVDR	3,518,500	293,839
Syntec Construction	4,029,200	351,333
Thai Union Frozen Products NVDR	785,300	1,796,280
Thanachart Capital	3,005,900	3,230,166
Thanachart Capital NVDR	2,550,300	2,740,574
Tisco Financial Group NVDR	121,200	165,594
TMB Bank NVDR	12,281,100	1,161,369
Total Access Communication NVDR	2,796,800	8,887,590
TPI Polene*	22,807,000	1,267,444

		68,338,304

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

Turkey — 3.0%
Advansa Sasa Polyester Sanayi*	490,062	$445,381
Aksa Akrilik Kimya Sanayii	381,852	1,255,860
Alarko Gayrimenkul Yatirim Ortakligi‡	66,476	578,728
Alarko Holding	125,921	227,747
Bagfas Bandirma Gubre Fabrikalari*	12,915	72,633
Eregli Demir ve Celik Fabrikalari	9,481,275	19,750,435
Goltas Goller Bolgesi Cimento Sanayi ve Ticaret*	12,541	334,310
Goodyear Lastikleri	8,061	343,453
Gubre Fabrikalari	150,897	285,819
Haci Omer Sabanci Holding	252,580	1,153,437
Ipek Matbacilik Sanayi Ve Ticaret*	302,419	232,667
Is Yatirim Menkul Degerler	92,770	47,582
Koza Altin Isletmeleri	28,826	186,108
Koza Anadolu Metal Madencilik Isletmeleri*	834,501	649,534
Pinar Entegre Et ve Un Sanayi	36,787	151,110
Soda Sanayii	137,867	255,556
Trakya Cam Sanayii	576,973	757,997
Turk Hava Yollari*	455,532	1,494,085
Turk Sise ve Cam Fabrikalari	4,547,961	6,916,117
Turkiye Is Bankasi, Cl C	5,107,889	12,777,479
Vestel Beyaz Esya Sanayi ve Ticaret	94,879	416,202
Vestel Elektronik Sanayi ve Ticaret*	791,351	2,620,450

		50,952,690

TOTAL COMMON STOCK (Cost $1,372,988,495)		1,588,116,201

PREFERRED STOCK — 5.2%
Brazil — 5.2%
AES Tiete	39,100	295,234
Banco Bradesco	1,700,300	25,608,457
Braskem, Ser A	811,810	5,939,754
Cia Brasileira de Distribuicao	424,901	17,816,382
Cia Energetica de Minas Gerais	2,264,616	13,005,160
Cia Energetica de Sao Paulo	406,100	4,003,803
Cia Paranaense de Energia, Ser B	303,800	4,243,318
Eletropaulo Metropolitana Eletricidade de Sao Paulo, Cl B	178,300	498,656
Embratel Participacoes	60	—
Metalurgica Gerdau, Cl A	707,400	3,825,481
San Carlos Empreendimentos e Participacoes* (A)	455	—
Telefonica Brasil	557,600	11,388,731

TOTAL PREFERRED STOCK (Cost $104,550,574)		86,624,976

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

RIGHTS — 0.0%
	Shares	Value

Hong Kong — 0.0%
Tonly Electronics Holdings, Expires 11/13/14* (Cost $—)	35,500	$7,050

SHORT-TERM INVESTMENT — 1.1%
Union Bank, N.A. Diversified Money Market Fund, Fiduciary Shares, 0.020% (B) (Cost $19,208,467)	19,208,467	19,208,467

TOTAL INVESTMENTS — 100.4% (Cost $1,496,747,536)		$1,693,956,694

Percentages are based on Net Assets of $1,688,011,395.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Securities are fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2014 was $10,946,467 and represented 0.6% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2014.

ADR —	American Depositary Receipt

GDR —	Global Depositary Receipt

NVDR —	Non-Voting Depositary Receipt

Ser —	Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2014

The summary of inputs used to value the Portfolio’s net assets as of October 31, 2014 was as follows:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Argentina	$7,853,278	$—	$—		$7,853,278
Brazil	161,786,971	—	2		161,786,973
Chile	11,749,322	—	—		11,749,322
China	210,983,874	—	284,478		211,268,352
Czech Republic	1,357,204	—	—		1,357,204
Egypt	—	4,556,674	—		4,556,674
Greece	302,192	—	—		302,192
Hong Kong	47,567,011	—	—		47,567,011
India	191,659,316	—	—		191,659,316
Indonesia	20,698,890	—	—		20,698,890
Malaysia	53,276,775	—	—		53,276,775
Mexico	95,625,192	—	—		95,625,192
Panama	1,157,340	—	—		1,157,340
Philippines	5,758,020	—	—		5,758,020
Poland	25,580,147	—	—		25,580,147
Russia	33,255,717	—	—		33,255,717
South Africa	96,812,659	—	—		96,812,659
South Korea	272,638,110	—	10,661,987		283,300,097
Taiwan	215,260,048	—	—		215,260,048
Thailand	68,338,304	—	—		68,338,304
Turkey	50,952,690	—	—		50,952,690

Total Common Stock	1,572,613,060	4,556,674	10,946,467		1,588,116,201

Preferred Stock	86,624,976	—	—	^	86,624,976
Rights	—	7,050	—		7,050
Short-Term Investment	19,208,467	—	—		19,208,467

Total Investments in Securities	$1,678,446,503	$4,563,724	$10,946,467		$1,693,956,694

†	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Represents security labeled as Level 3 in which the fair value is $0 or has been rounded to $0.

For the year ended October 31, 2014, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2014, securities with a total value of $4,556,674 were transferred from Level 1 to Level 2.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

SECTOR WEIGHTINGS† (unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
GLOBAL BONDS — 95.4%
	Face Amount (000)(1)		Value

Angola — 0.6%
Republic of Angola Via Northern Lights III 7.000%, 08/16/19 (A)		250	$266,750

Armenia — 0.5%
Republic of Armenia 6.000%, 09/30/20 (A)		210	219,450

Brazil — 8.7%
Brazil Notas do Tesouro Nacional, Ser F 10.000%, 01/01/21	BRL	5,057	1,853,113
10.000%, 01/01/23	BRL	3,558	1,282,268
10.000%, 01/01/25	BRL	385	136,149
Brazilian Government International Bond 5.000%, 01/27/45		450	441,000
Petrobras Global Finance 6.250%, 03/17/24		205	217,968

			3,930,498

Colombia — 6.8%
Colombia Government International Bond 9.850%, 06/28/27	COP	645,000	401,170
4.375%, 03/21/23 Callable 12/21/2022	COP	1,249,000	535,719
Colombian TES 10.000%, 07/24/24	COP	1,572,300	947,331
6.000%, 04/28/28	COP	1,751,000	774,738
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/23 (A)	COP	864,000	395,781

			3,054,739

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

GLOBAL BONDS — continued
	Face Amount (000)(1)		Value

Costa Rica — 0.5%
Republic of Costa Rica 7.000%, 04/04/44 (A)		215	$221,987

Dominican Republic — 1.7%
Dominican Republic International Bond 16.000%, 07/10/20 (A)	DOP	4,600	129,223
15.000%, 04/05/19 (A)	DOP	17,300	464,013
14.500%, 02/10/23 (A)	DOP	6,700	174,138

			767,374

Ecuador — 2.7%
Ecuador Government International Bond 7.950%, 06/20/24 (A)		615	644,212
7.950%, 06/20/24 (A)		555	581,363

			1,225,575

Ghana — 0.6%
Ghana Government Bond 24.000%, 05/25/15	GHS	832	257,162

Grenada — 0.3%
Grenada Government International Bond 6.000%, 09/15/25 (A) (B)		375	123,000

Hungary — 2.2%
Hungary Government Bond 6.000%, 11/24/23	HUF	207,220	977,421

Indonesia — 8.9%
Indonesia Treasury Bond 11.000%, 11/15/20	IDR	1,550,000	146,752
11.000%, 09/15/25	IDR	954,000	94,073
10.250%, 07/15/22	IDR	2,600,000	241,245
10.000%, 02/15/28	IDR	5,033,000	466,630
9.500%, 05/15/41	IDR	680,000	60,508
9.000%, 03/15/29	IDR	2,630,000	228,576
8.375%, 03/15/24	IDR	8,182,000	691,255
8.375%, 03/15/34	IDR	17,620,000	1,447,800
6.625%, 05/15/33	IDR	9,922,000	670,230

			4,047,069

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

GLOBAL BONDS — continued
	Face Amount (000)(1)		Value

Kenya — 1.7%
Kenya Government Bond 11.553%, 12/21/15	KES	25,500	$287,439
6.875%, 06/24/24 (A)		440	468,600

			756,039

Malaysia — 4.9%
Malaysia Government Bond 4.935%, 09/30/43	MYR	1,350	429,054
4.498%, 04/15/30	MYR	2,590	816,303
4.181%, 07/15/24	MYR	1,000	311,755
3.654%, 10/31/19	MYR	2,205	670,664

			2,227,776

Mexico — 7.6%
America Movil 6.450%, 12/05/22	MXN	5,780	421,323
Mexican Bonos 10.000%, 12/05/24	MXN	3,300	320,345
8.500%, 05/31/29	MXN	1,890	166,958
8.500%, 11/18/38	MXN	4,860	434,892
8.000%, 12/07/23	MXN	3,600	306,770
Mexican Udibonos 4.500%, 11/22/35	MXN	4,285	374,219
2.000%, 06/09/22	MXN	7,487	546,684
Petroleos Mexicanos 7.650%, 11/24/21 (A)	MXN	11,130	879,106

			3,450,297

Mozambique — 1.0%
EMATUM Via Mozambique EMATUM Finance 2020 6.305%, 09/11/20		455	454,431

Nigeria — 3.3%
Nigeria Government Bond 16.390%, 01/27/22	NGN	59,820	425,042
16.000%, 06/29/19	NGN	126,000	850,015
10.000%, 07/23/30	NGN	40,500	199,749

			1,474,806

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

GLOBAL BONDS — continued
	Face Amount (000)(1)		Value

Pakistan — 0.5%
Pakistan Government International Bond 8.250%, 04/15/24 (A)		200	$208,500

Paraguay — 0.5%
Republic of Paraguay 6.100%, 08/11/44 (A)		215	230,319

Peru — 1.8%
Peru Government Bond 6.950%, 08/12/31	PEN	1,760	641,897
6.850%, 02/12/42	PEN	520	183,582

			825,479

Philippines — 0.5%
Philippine Government International Bond 6.250%, 01/14/36	PHP	10,000	243,677

Poland — 4.3%
Poland Government Bond 5.750%, 04/25/29	PLN	1,695	681,712
4.000%, 10/25/23	PLN	3,835	1,278,106

			1,959,818

Romania — 3.3%
Romania Government Bond 5.950%, 06/11/21	RON	2,560	830,197
5.850%, 04/26/23	RON	1,350	442,276
4.750%, 02/24/25	RON	720	219,069

			1,491,542

Russia — 5.7%
RusHydro JSC via RusHydro Finance MTN 7.875%, 10/28/15 (A)	RUB	20,100	449,446
Russian Federal Bond - OFZ 8.150%, 02/03/27	RUB	28,630	588,439
7.400%, 06/14/17	RUB	13,370	292,826
7.050%, 01/19/28	RUB	26,500	492,290
6.800%, 12/11/19	RUB	36,000	736,569

			2,559,570

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

GLOBAL BONDS — continued
	Face Amount (000)(1)		Value

Serbia — 1.9%
Serbia Treasury Bonds 10.000%, 03/20/21	RSD	30,330	$295,104
10.000%, 06/05/21	RSD	31,540	301,482
10.000%, 10/23/24	RSD	28,500	257,475

			854,061

South Africa — 5.5%
South Africa Government Bond 8.750%, 02/28/48	ZAR	5,875	537,604
7.750%, 02/28/23	ZAR	3,780	343,943
7.250%, 01/15/20	ZAR	4,765	431,500
7.000%, 02/28/31	ZAR	10,835	864,472
6.250%, 03/31/36	ZAR	4,370	308,791

			2,486,310

Supra-National — 1.6%
International Finance MTN 7.800%, 06/03/19	INR	22,180	384,830
7.750%, 12/03/16	INR	19,630	326,130

			710,960

Tanzania — 1.5%
United Republic of Tanzania 6.329%, 03/09/20 (C)		610	659,562

Thailand — 0.3%
Thailand Government Bond 3.775%, 06/25/32	THB	4,250	128,761

Turkey — 6.3%
Turkey Government Bond 9.500%, 01/12/22	TRY	2,845	1,347,844
7.100%, 03/08/23	TRY	3,700	1,523,182

			2,871,026

Uganda — 2.8%
Republic of Uganda Government Bond 14.625%, 11/01/18	UGX	330,900	125,555
14.000%, 03/24/16	UGX	540,000	201,778
13.750%, 07/11/19	UGX	420,000	155,319

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

GLOBAL BONDS — continued
	Face Amount (000)(1)		Value

Uganda — (continued)
12.875%, 05/19/16	UGX	1,220,000	$444,996
12.875%, 07/14/16	UGX	530,000	193,568
11.000%, 01/21/21	UGX	245,000	79,922
10.750%, 05/31/18	UGX	200,000	67,054

			1,268,192

Uruguay — 1.9%
Uruguay Letras De Regulacion Monetaria En UI 5.776%, 03/03/16 (D)	UYU	3,918	152,310
Uruguay Notas del Tesoro 11.000%, 03/21/17	UYU	4,350	171,081
10.500%, 03/21/15	UYU	5,780	235,371
9.500%, 01/27/16	UYU	3,000	119,696
Uruguay Treasury Bills 15.340%, 08/20/15 (D)	UYU	2,170	80,507
12.684%, 07/28/16 (D)	UYU	3,800	125,472

			884,437

Venezuela — 3.0%
Petroleos de Venezuela 5.250%, 04/12/17 (A)		460	304,980
5.000%, 10/28/15		1,187	1,050,495

			1,355,475

Zambia — 2.0%
Republic of Zambia Treasury Bills 17.025%, 05/18/15 (D)	ZMW	1,900	274,225
Zambia Government Bond 15.000%, 08/15/23	ZMW	320	41,495
14.000%, 08/16/18	ZMW	290	41,252
13.000%, 09/01/22	ZMW	2,800	335,234
11.000%, 09/02/17	ZMW	1,765	228,540

			920,746

TOTAL GLOBAL BONDS (Cost $45,472,454)			43,112,809

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

WARRANT — 0.4%
	Face Amount (000)(1)/ Shares	Value

Central Bank of Nigeria, Expires 11/15/20* (Cost $242,500)	1,250	$177,500

SHORT-TERM INVESTMENT — 3.0%
Reich & Tang Daily Money Market Fund, Institutional Class, 0.010% (E) (Cost $1,371,651)	1,371,651	1,371,651

TOTAL INVESTMENTS — 98.8% (Cost $47,086,605)		$44,661,960

Percentages are based on Net Assets of $45,197,039.

*	Non-income producing security.

(1)	In U.S dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security in default on interest payments.

(C)	Floating rate security – Rate disclosed is the rate in effect on October 31, 2014.

(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(E)	The rate reported is the 7-day effective yield as of October 31, 2014.

JIBAR —	Johannesburg Interbank Agreed Rate

MIBOR —	Mumbai Inter-Bank Offer Rate

MTN —	Medium Term Note

PLC —	Public Limited Company

PRIBOR —	Prague Interbank Offered Rate

TELBOR —	Tel Aviv Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

The summary of outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

Maturity Date	Currency to Receive		Currency to Deliver		Contract Value	Unrealized Appreciation (Depreciation)
1/23/15	USD	1,345,192	BRL	(3,415,000)	$(1,344,666)	$526
11/7/14-12/29/14	USD	1,804,762	CLP	(1,068,470,000)	(1,851,499)	(46,737)
3/26/15	USD	694,735	CNH	(4,315,000)	(696,291)	(1,556)
11/4/14-1/30/15	USD	2,449,872	COP	(4,826,699,000)	(2,343,237)	106,635
6/11/15	EUR	997,208	CZK	(27,500,000)	1,251,742	9,200
11/28/14	USD	442,447	CZK	(9,500,000)	(428,050)	14,397
6/11/15	CZK	27,500,000	EUR	(1,005,374)	1,242,542	(19,451)
12/29/14	HUF	112,520,000	EUR	(361,371)	456,964	3,935
11/28/14	PLN	1,010,000	EUR	(239,251)	299,388	(482)
11/26/14	RON	990,000	EUR	(223,835)	281,041	497
1/16/15	USD	2,501,018	EUR	(1,975,000)	(2,476,278)	24,740
11/12/14	USD	253,500	GHS	(860,000)	(264,305)	(10,805)
12/29/14	EUR	256,868	HUF	(80,035,000)	322,020	(3,016)
11/28/14	USD	869,401	IDR	(10,614,000,000)	(874,264)	(4,863)
1/12/15	USD	551,031	ILS	(2,050,000)	(539,750)	11,281
11/5/14-1/30/15	USD	2,527,830	INR	(156,410,000)	(2,521,291)	6,539
11/28/14-1/7/15	USD	2,526,528	MXN	(34,200,000)	(2,532,402)	(5,874)
1/30/15	USD	1,264,798	MYR	(4,220,000)	(1,274,517)	(9,719)
12/9/14	USD	1,278,100	PEN	(3,725,770)	(1,268,812)	9,288
11/26/14	USD	961,810	PLN	(3,129,000)	(927,594)	34,216
11/26/14	EUR	899,248	RON	(3,976,000)	1,127,075	(1,631)
12/16/14	USD	635,833	RUB	(25,360,000)	(581,084)	54,749
1/20/15	USD	160,552	THB	(5,260,000)	(160,906)	(354)
12/4/14	USD	1,159,181	TRY	(2,629,000)	(1,173,606)	(14,425)
12/17/14	USD	1,325,809	TWD	(39,940,000)	(1,313,816)	11,993
1/23/15	BRL	4,940,000	USD	(1,975,017)	1,945,138	(29,879)
11/7/14	CLP	1,092,000,000	USD	(1,861,725)	1,896,471	34,746
3/26/15-8/12/15	CNH	8,506,280	USD	(1,358,089)	1,370,387	12,298
11/4/14-1/30/15	COP	5,721,699,000	USD	(2,938,042)	2,774,210	(163,832)
4/6/15	CRC	194,769,000	USD	(335,000)	345,525	10,525
11/28/14	CZK	9,500,000	USD	(453,352)	428,049	(25,303)
1/15/15-4/30/15	EGP	4,964,380	USD	(664,661)	673,185	8,524
11/12/14	GHS	860,000	USD	(222,510)	264,306	41,796
11/3/14-11/6/14	HUF	334,010,710	USD	(1,412,291)	1,358,307	(53,984)
11/28/14	IDR	2,713,505,000	USD	(229,569)	223,509	(6,060)
11/5/14-7/2/15	INR	108,910,000	USD	(1,754,602)	1,747,776	(6,826)
7/20/15	MAD	3,980,000	USD	(448,451)	439,498	(8,953)
11/28/14-1/7/15	MXN	57,725,000	USD	(4,319,436)	4,275,571	(43,865)
1/30/15	MYR	11,950,000	USD	(3,631,310)	3,609,120	(22,190)
11/4/14-4/3/15	NGN	163,872,751	USD	(933,610)	966,126	32,516
12/9/14	PEN	3,185,770	USD	(1,095,263)	1,084,916	(10,347)
11/26/14-11/28/14	PLN	10,655,000	USD	(3,339,273)	3,158,664	(180,609)
11/10/14	RON	2,060,000	USD	(617,210)	585,127	(32,083)
12/16/14	RUB	20,675,000	USD	(525,279)	473,734	(51,545)
1/20/15	THB	103,796,315	USD	(3,184,922)	3,175,181	(9,741)
12/4/14-10/11/16	TRY	6,525,000	USD	(2,720,318)	2,803,675	83,357
12/17/14	TWD	19,560,000	USD	(645,332)	643,422	(1,910)
4/28/15	UAH	12,195,000	USD	(893,407)	824,274	(69,133)
12/18/14-9/18/15	ZAR	53,854,709	USD	(4,718,183)	4,754,184	36,001

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

Maturity Date	Currency to Receive		Currency to Deliver		Contract Value	Unrealized Appreciation (Depreciation)
11/28/14-3/27/15	USD	2,849,386	ZAR	(31,774,709)	$2,840,151	$9,235
11/28/14	USD	238,390	ZMK	(1,540,000)	242,982	(4,592)

						$(282,771)

For the year ended October 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

Counterparty	Currency to Receive	Currency to Deliver	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	$9,616,508	$(9,661,255)	$(44,747)
Citigroup	9,728,677	(9,653,424)	75,253
HSBC	282,475	(283,083)	(608)
State Street	27,025,570	(27,134,162)	(108,592)
UBS	23,988,073	(24,192,150)	(204,077)

			$(282,771)

Currency Legend

BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	THB	Thai Baht
CNH	Chinese Offshore Yuan Renminbi	KES	Kenyan Shilling	TRY	Turkish Lira
COP	Colombian Peso	MAD	Moroccan Dirham	TWD	Taiwanese Dollar
CRC	Costa Rican Colon	MXN	Mexican Peso	UAH	Ukrainian Hryvnia
CZK	Czech Koruna	MYR	Malaysian Ringgit	UGX	Ugandan Shilling
DOP	Dominican Peso	NGN	Nigerian Naira	USD	U.S. Dollar
EGP	Egyption Pound	PEN	Peruvian Nuevo Sol	UYU	Uruguayan Peso
EUR	Euro Dollar	PHP	Philippine Peso	ZAR	South African Rand
GHS	Ghana Cedi	PLN	Polish Zloty	ZMW	Zambian Kwacha
HUF	Hungarian Forint	RON	Romanian Leu
IDR	Indonesia Rupiah	RSD	Serbian Dinar

Outstanding swap agreements held by the Fund at October 31, 2014, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)
Citigroup	6 Month PRIBOR	1.170%	10/09/2024	CZK	9,900,000	$(3,374)
Citigroup	3 Month TELBOR	2.200%	10/24/2024	ILS	1,830,000	(2,481)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2014

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)
Citigroup	6 Month PRIBOR	1.250%	09/16/2024	CZK	9,800,000	$(7,813)
Citigroup	3 Month JIBAR	7.620%	10/07/2019	ZAR	23,500,000	37,233
Citigroup	3 Month MIBOR	7.855%	07/17/2019	INR	34,000,000	7,797

						$31,362

For the year ended October 31, 2014, the total amount of all open swap agreements, as presented in the table above, is representative of the volume of activity for this derivative type during the year.

The summary of inputs used to value the Fund’s net assets as of October 31, 2014 was as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$43,112,809	$—	$43,112,809
Warrant	—	177,500	—	177,500
Short-Term Investment	1,371,651	—	—	1,371,651

Total Investments in Securities	$1,371,651	$43,290,309	$—	$44,661,960

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts* Appreciation	$—	$556,994	$—	$556,994
Depreciation	—	(839,765)	—	(839,765)
Interest Rate Swaps* Appreciation	—	45,030	—	45,030
Depreciation	—	(13,668)	—	(13,668)

Total Other Financial Instruments	$—	$(251,409)	$—	$(251,409)

* Forwards contracts and swaps are valued at the net unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2014, there have been no transfers between levels.

For the year ended October 31, 2014, there were no Level 3 investments.

Transfers, if any, between levels are considered to have occurred as of the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	Emerging Markets Portfolio	Emerging Markets Debt Fund
Assets
Investments, at Value (Cost $1,496,747,536 and $47,086,605)	$1,693,956,694	$44,661,960
Unrealized Gain on Forward Foreign Currency Contracts	—	556,994
Swap Contracts, at Value (Cost $— and $—)	—	37,233
Foreign Currency, at Value (Cost $2,430,178 and $162,630)	2,433,873	167,524
Receivable for Capital Shares Sold	1,890,640	15,095
Dividends and Interest Receivable	1,249,450	942,541
Receivable for Investment Securities Sold	161,822	1,139,558
Reclaim Receivable	71,032	7,240
Cash collateral on Swap Contracts	—	51,841
Receivable Due from Investment Adviser	—	2,669
Prepaid Expenses	19,625	2,495

Total Assets	1,699,783,136	47,585,150

Liabilities
Swap Contracts, at Value (Cost $— and $13,343)	—	19,214
Unrealized Loss on Forward Foreign Currency Contracts	—	839,765
Payable for Investment Securities Purchased	7,214,391	1,447,625
Payable to Adviser	1,271,281	—
Accrued Foreign Capital Gains Tax on Appreciated Securities	1,209,203	5,765
Payable for Capital Shares Redeemed	911,181	1,094
Payable due to Administrator	87,965	2,623
Payable due to Trustees	4,569	140
Chief Compliance Officer Fees Payable	3,396	104
Accrued Expenses	1,069,755	71,781

Total Liabilities	11,771,741	2,388,111

Net Assets	$1,688,011,395	$45,197,039

Net Assets Consist of:
Paid-in Capital	$1,554,482,522	$49,810,924
Undistributed (Distributions in Excess of) Net Investment Income	17,595,296	(439,792)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(80,038,715)	(1,451,666)
Net Unrealized Appreciation (Depreciation) on Investments	197,209,158	(2,424,645)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(27,663)	(323,379)
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(1,209,203)	(5,765)
Net Unrealized Appreciation on Swap Contracts	—	31,362

Net Assets	$1,688,011,395	$45,197,039

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	87,459,024	4,991,286
Net Asset Value Price Per Share	$19.30	$9.06

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2014

STATEMENTS OF OPERATIONS
	Emerging Markets Portfolio	Emerging Markets Debt Fund
Investment Income:
Dividends	$45,446,727	$—
Interest	—	3,681,248
Less: Foreign Taxes Withheld	(4,299,140)	(108,463)

Total Income	41,147,587	3,572,785

Expenses:
Investment Advisory Fees	14,113,265	283,999
Shareholder Servicing Fees	4,329,792	48,610
Administration Fees	1,002,108	31,703
Trustees’ Fees	16,542	518
Chief Compliance Officer Fees	9,989	823
Custodian Fees	1,149,549	85,048
Transfer Agent Fees	186,831	30,345
Printing Fees	153,324	7,076
Filing and Registration Fees	46,578	18,158
Legal Fees	38,352	16,185
Audit Fees	26,717	26,524
Interest Expense	6,268	—
Other Expenses	117,906	23,628

Total Expenses	21,197,221	572,617

Less:
Investment Advisory Fee Waiver	—	(157,906)
Fees Paid Indirectly — (See Note 5)	(435)	(5)

Net Expenses	21,196,786	414,706

Net Investment Income	19,950,801	3,158,079

Net Realized Gain (Loss) on:
Investments	4,172,355	(728,555)
Swap Contracts	—	(257,039)
Forward Contracts and Foreign Currency Transactions	(1,382,346)	(2,669,544)

Net Realized Gain (Loss) on Investments, Forward Contracts, Foreign Currency Transactions and Swap Contracts	2,790,009	(3,655,138)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	11,502,100	(647,549)
Foreign Capital Gains Tax on Appreciated Securities	(397,436)	12,201
Swap Contracts	—	108,581
Forward Contracts, Foreign Currency Transactions and Translation of other Assets and Liabilities Denominated in Foreign Currencies	172,572	(1,149,652)

Net Change in Unrealized Appreciation (Depreciation)	11,277,236	(1,676,419)

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Contracts and Foreign Currency Transactions	14,067,245	(5,331,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,018,046	$(2,173,478)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net Investment Income	$19,950,801	$15,590,203
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,790,009	(9,043,954)
Net Change in Unrealized Appreciation on Investments, Foreign Capital Gains Tax on Appreciated Securities, and Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	11,277,236	59,768,496

Net Increase in Net Assets Resulting from Operations	34,018,046	66,314,745

Dividends and Distributions:
Net Investment Income	(15,457,764)	(16,893,880)

Total Dividends and Distributions	(15,457,764)	(16,893,880)

Capital Share Transactions:
Issued	775,184,642	762,115,800
Reinvestment of Distributions	13,604,990	14,523,850
Redemption Fees — (See Note 2)	58,554	151,523
Redeemed	(466,032,092)	(300,523,877)

Net Increase in Net Assets from Capital Share Transactions	322,816,094	476,267,296

Total Increase in Net Assets	341,376,376	525,688,161

Net Assets:
Beginning of Year	1,346,635,019	820,946,858

End of Year (including Undistributed Net Investment Income of $17,595,296 and $13,871,014, respectively)	$1,688,011,395	$1,346,635,019

Share Transactions:
Issued	41,675,018	40,033,515
Reinvestment of Distributions	742,630	766,430
Redeemed	(25,260,834)	(16,047,437)

Net Increase in Shares Outstanding from Share Transactions	17,156,814	24,752,508

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net Investment Income	$3,158,079	$2,696,533
Net Realized Loss on Investments, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(3,655,138)	(2,298,185)
Net Change in Unrealized Depreciation on Investments, Foreign Capital Gains Tax on Appreciated Securities, Forward Contracts, Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies and Swap Contracts	(1,676,419)	(1,758,437)

Net Decrease in Net Assets Resulting from Operations	(2,173,478)	(1,360,089)

Dividends and Distributions:
Net Investment Income	—	(1,348,238)
Net Realized Gains	—	(473,089)
Return of Capital	(767,013)	(7,929)

Total Dividends and Distributions	(767,013)	(1,829,256)

Capital Share Transactions:
Issued	13,192,976	27,323,656
Reinvestment of Distributions	739,273	1,759,397
Redemption Fees — (See Note 2)	1,055	9,467
Redeemed	(10,366,716)	(7,546,394)

Net Increase in Net Assets from Capital Share Transactions	3,566,588	21,546,126

Total Increase in Net Assets	626,097	18,356,781

Net Assets:
Beginning of Year	44,570,942	26,214,161

End of Year (including Distributions in Excess of Net Investment Income of $439,792 and $1,317,421, respectively)	$45,197,039	$44,570,942

Share Transactions:
Issued	1,446,739	2,694,103
Reinvestment of Distributions	80,623	168,302
Redeemed	(1,129,945)	(781,963)

Net Increase in Shares Outstanding from Share Transactions	397,417	2,080,442

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$19.15	$18.02	$17.56	$19.45	$15.16

Income from Operations:
Net Investment Income*	0.27	0.25	0.36	0.35	0.24
Net Realized and Unrealized Gain (Loss)	0.09	1.20	0.43	(2.06)	4.18

Total from Operations	0.36	1.45	0.79	(1.71)	4.42

Redemption Fees*	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^

Dividends and Distributions from:
Net Investment Income	(0.21)	(0.32)	(0.33)	(0.18)	(0.13)

Net Asset Value, End of Year	$19.30	$19.15	$18.02	$17.56	$19.45

Total Return†	1.95%	8.05%	4.74%	(8.89)%	29.34%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,688,011	$1,346,635	$820,947	$922,389	$861,978
Ratio of Expenses to Average Net Assets(1)	1.50%	1.48%	1.31%	1.29%	1.36%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.35%	2.04%	1.78%	1.41%
Portfolio Turnover Rate	37%	45%	44%	49%	74%

*	Per share amounts for the year are based on average outstanding shares.

^	Amount was less than $0.01 per share.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Year/Period Ended October 31,
	2014	2013	2012	2011†
Net Asset Value, Beginning of Year/Period	$9.70	$10.43	$10.39	$10.00

Income from Operations:
Net Investment Income*	0.67	0.73	0.68	0.55
Net Realized and Unrealized Gain (Loss)	(1.15)	(0.84)	0.42	(0.18)

Total from Operations	(0.48)	(0.11)	1.10	0.37

Redemption Fees*	0.00 ^	0.00 ^	0.01	0.02

Dividends and Distributions from:
Net Investment Income	—	(0.43)	(1.05)	—
Net Realized Gains	—	(0.19)	(0.02)	—
Return of Capital	(0.16)	0.00 ^	—	—

Total Dividends and Distributions	(0.16)	(0.62)	(1.07)	—

Net Asset Value, End of Year/Period	$9.06	$9.70	$10.43	$10.39

Total Return††	(4.91)%	(1.34)%	11.91%	3.90	%***

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$45,197	$44,571	$26,214	$17,862
Ratio of Expenses to Average Net Assets(1)	0.95%	0.95%	0.95%	0.95%	**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.31%	1.51%	1.94%	2.14%	**
Ratio of Net Investment Income to Average Net Assets	7.23%	7.29%	6.78%	6.05%	**
Portfolio Turnover Rate	160%	170%	151%	148%	***

†	Commenced operations on December 17, 2010.

*	Per share amounts for the year/period are based on average outstanding shares.

**	Annualized.

***	Not annualized.

^	Amount was less than $0.01 per share.

††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of the Acadian Emerging Markets Portfolio (“Emerging Markets Portfolio”), a non-diversified Portfolio and the Acadian Emerging Markets Debt Fund (“Emerging Markets Debt Fund”), a non-diversified fund (the “Funds”). The Emerging Markets Debt Fund commenced operations on December 17, 2010. The investment objective of the Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The investment objective of the Emerging Markets Debt Fund is to generate a high total return through a combination of capital appreciation and income by investing primarily in debt securities of emerging country issuers. The financial statements of the remaining funds are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

(foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Emerging Markets Portfolio calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Emerging Markets Portfolio calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Emerging Markets Portfolio calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Acadian Asset Management LLC (the “Adviser”) of the Emerging Markets Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

which the security or securities principally trade, but before the time at which the Emerging Markets Portfolio calculates its net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Fund Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Emerging Markets Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser for the Emerging Markets Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided. As of October 31, 2014, the total market value of securities in the Emerging Markets Portfolio, valued in accordance with fair value procedures, was $10,946,467 or 0.6% of net assets. None of the securities in the Emerging Markets Debt Fund were valued in accordance with fair value procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Funds’ Administrator and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2014, there have been no significant changes to the Funds’ fair value methodologies.

For details of the investment classification, refer to the Schedules of Investments for the Emerging Markets Portfolio and Emerging Markets Debt Fund.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and by distributing to shareholders all of their net investment income and realized gains. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2014, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on forward foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the year.

Swap Contracts — To the extent consistent with its investment objective and strategies, each Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. Swaps may also be used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

recognized on the Statements of Assets and Liabilities. Interest rate swap contracts outstanding at year end are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statements of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements. Refer to each Fund’s Schedule of Investments for details regarding open swap agreements as of October 31, 2014.

Over-the-Counter (“OTC”) Derivative Contracts — The risks of investing in OTC derivatives may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty.

Certain Funds are party to International Swap Dealers Association, Inc. (“ISDA”) master agreements. These agreements are with select counterparties and they govern transactions, including certain OTC derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

The ISDA master agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA master agreement. If the Fund’s net assets were to decline below an agreed upon level, the Funds may be required to terminate the existing contracts at the existing fair value.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA master agreements or other similar agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following table presents the Emerging Markets Debt Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2014:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward currency contracts
Citigroup	$75,253	$(75,253)	$—	$—
Equity Swaps
Citigroup	45,030	(45,030)	—	—

Total	$120,283	$(120,283)	$—	$—

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

The following table presents the Emerging Markets Debt Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2014:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward currency contracts
Brown Brothers Harriman	$44,747	$(44,747)	$—	$—
HSBC	608	(608)	—	—
State Street	108,592	(108,592)	—	—
UBS	204,077	(204,077)	—	—
Equity Swaps
Citigroup	13,668	(13,668)	—	—

Total	$371,692	$(371,692)	$—	$—

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, annually. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

3. Derivative Transactions:

The fair value of derivative instruments in the Emerging Markets Debt Fund as of October 31, 2014 was as follows:

	Asset Derivatives		Liability Derivatives
Contract Type	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Unrealized Appreciation on Swap Contracts, at value	$45,030	Unrealized Depreciation on Swap Contracts, at value	$(13,668)
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	556,994	Unrealized loss on forward foreign currency contracts	(839,765)

Total Derivatives not accounted for as hedging instruments		$602,024		$(853,433)

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2014 is as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized:

Derivatives not accounted for as hedging instruments	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$(281,785)	$(281,785)
Credit contracts	—	24,746	24,746
Foreign exchange contracts	252,802	—	252,802

Total	$252,802	$(257,039)	$(4,237)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized:

Derivatives not accounted for as hedging instruments	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$108,581	$108,581
Foreign exchange contracts	(1,113,255)	—	(1,113,255)

Total	$(1,113,255)	$108,581	$(1,004,674)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

4. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the CCO as described below, for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administrative Services, Distribution Agreements, Shareholder Servicing, and Custodian Agreement:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $250,000 or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of each Fund’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Funds that were serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statements of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement.

For the year ended October 31, 2014, the Emerging Markets Portfolio and the Emerging Markets Debt Fund earned cash management credits of $435 and $5, respectively, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statements of Operations.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

Under the terms of the investment advisory agreement for the Funds, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of the average daily net assets for each fund, as follows:

Emerging Markets Portfolio	1.00%
Emerging Markets Debt Fund	0.65%

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 2.50% of the Emerging Markets Portfolio’s average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.95% of the Emerging Market Debt Fund’s average daily net assets until February 28, 2015. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2015.

7. Investment Transactions:

For the year ended October 31, 2014, the Emerging Markets Portfolio made purchases of $855,163,817 and sales of $529,367,574 of investment securities other than long-term U.S. Government and short-term securities. For the year ended October 31, 2014, the Emerging Markets Debt Fund made purchases of $69,782,417 and sales of $64,139,212 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities for either Fund.

8. Line of Credit:

The Funds entered into an agreement which enables them to participate in a $25 million unsecured committed revolving line of credit with MUFG Union Bank N.A.,

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

which is set to expire April 15, 2015. The proceeds from the borrowings shall be used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings at the current reference rate. Each Fund is individually and not jointly liable for its particular advances under the line of credit. For the year ended October 31, 2014, the Emerging Markets Portfolio had average borrowings of $1,256,106 over a period of 56 days at a weighted average interest rate of 3.25%. Interest accrued on the borrowings during the year was $6,268. For the year ended October 31, 2014, the Emerging Markets Debt Fund had average borrowings of $174,608 over a period of 37 days at a weighted average interest rate of 3.25%. Interest accrued on the borrowings during the year was immaterial.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. These differences are due to foreign currency gains and losses, sale of passive foreign investment companies (PFIC), REIT adjustments, return of capital and swap cash basis reclassification. Permanent book and tax differences resulted in the following reclassifications:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-in Capital
Emerging Markets Portfolio	$(768,755)	$768,755	$—
Emerging Markets Debt Fund	(2,280,450)	2,634,997	(354,547)

These reclassifications had no impact on the net assets or net asset value per share of the Funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Emerging Markets Portfolio
2014	$15,457,764	$—	$—	$15,457,764
2013	16,893,880	—	—	16,893,880

Emerging Markets Debt Fund
2014	$—	$—	$767,013	$767,013
2013	1,724,799	96,528	7,929	1,829,256

As of October 31, 2014, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Emerging Markets Portfolio	Emerging Markets Debt Fund
Undistributed Ordinary Income	$18,921,607	$—
Capital Loss Carryforwards	(79,220,996)	(1,325,528)
Net Unrealized Appreciation/(Depreciation)	193,828,262	(2,851,778)
Other Temporary Differences	—	(436,579)

Total Distributable Earnings/(Accumulated Losses)	$133,528,873	$(4,613,885)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

considered all short-term as under previous law. The capital loss carryforwards are noted below:

	Pre- Enactment	Post Enactment
	Expires 10/31/17	Short-Term Loss	Long-Term Loss	Total Capital Loss Carryforwards
Emerging Markets Portfolio	$27,553,569	$37,651,620	$14,015,807	$79,220,996
Emerging Markets Debt Fund	$—	$964,646	$360,882	$1,325,528

During the year ended October 31, 2014 the Emerging Markets Portfolio utilized $3,507,919 capital loss carryforwards to offset capital gains based on post enactment capital losses. The Emerging Markets Debt Fund did not utilize capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2014, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Portfolio
$1,498,891,566	$273,939,489	$(78,874,361)	$195,065,128
Emerging Markets Debt Fund
$47,212,744	$328,491	$(2,879,275)	$(2,550,784)

10. Concentration of Risk:

When the Funds invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Funds to sell their securities and could impact their net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

Certain securities held by the Emerging Markets Debt Fund are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. As of October 31, 2014, the total value of these securities represented approximately 8.0% of the net assets of the Emerging Markets Debt Fund.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

At October 31, 2014, the net assets of the Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

11. Other:

As of October 31, 2014, 72% of the Emerging Markets Portfolio’s total shares outstanding were held by three record shareholders and 83% of the Emerging Markets Debt Fund’s total shares outstanding were held by three record shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

12. Loans of Fund Securities:

The Funds may lend fund securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent the market value of the securities

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

During the year and as of October 31, 2014, there were no securities on loan for either Fund.

13. Changes Of Independent Registered Public Accounting Firms:

The Funds’ have selected BBD, LLP (“BBD”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended October 31, 2014. The decision to select BBD was recommended by the Funds’ Audit Committee on October 2, 2014 and was approved by the Funds’ Board of Trustees on October 2, 2014. During the Funds’ fiscal years ended October 31, 2012 and October 31, 2013, neither the Funds, nor anyone on their behalf, consulted with BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of BBD does not reflect any disagreements with or dissatisfaction by the Funds or the Funds’ Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”). The decision not to renew the engagement of Deloitte, effective upon its completion of its audit for the fiscal year ended October 31, 2013, and to select BBD was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. Deloitte’s report on the Funds’ financial statements for the fiscal year ended October 31, 2013 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal year ended October 31, 2013 (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

The Funds’ previously selected Deloitte to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended October 31, 2013. The decision to select Deloitte was recommended by the Funds’ Audit Committee on November 13, 2012 and was approved by the Funds’ Board of Trustees on November 13-14, 2012. During the Funds’ fiscal years ended October 31, 2011 and October 31, 2012, neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of Deloitte did not reflect any disagreements with or dissatisfaction by the Funds or the Funds’ Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, Pricewaterhouse Coopers LLP (“PwC”). The decision not to renew the engagement of PwC, effective upon its completion of its audit for the fiscal year ended October 31, 2012, and to select Deloitte was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. PwC’s report on the Funds’ financial statements for the fiscal years ended October 31, 2011 and October 31, 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal years ended October 31, 2011 and October 31, 2012 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

Acadian Emerging Markets Portfolio and

Acadian Emerging Markets Debt Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund (the “Funds”), each a series of shares of beneficial interest of The Advisors’ Inner Circle Fund, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the year ended October 31, 2013 were audited by other auditors whose report dated December 24, 2013, expressed an unqualified opinion on such financial statements and highlights. The financial highlights for each of the years and periods in the three-year period ended October 31, 2012 were audited by other auditors whose report dated December 21, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian, counterparties and brokers, or by other appropriate procedures where confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund as of October 31, 2014, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 30, 2014

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio/Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your Portfolio’s/Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio/Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio/Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s/Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio/Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s/Fund’s costs with those of other mutual funds. It assumes that the Portfolio/Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s/Fund’s comparative cost by comparing the hypothetical result for your Portfolio/Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s/ Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Acadian Emerging Markets Portfolio
Actual Fund Return	$1,000.00	$1,051.20	1.51%	$7.81
Hypothetical 5% Return	1,000.00	1,017.59	1.51	7.68
Acadian Emerging Markets Debt Fund
Actual Fund Return	$1,000.00	$988.70	0.95%	$4.76
Hypothetical 5% Return	1,000.00	1,020.42	0.95	4.84

*	Expenses are equal to the Portfolio’s/Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]

JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation iwht the Distributor and/or its affiliates.
4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (continued)
Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.

BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

RAMI ABDEL- RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust LP, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.

None.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (concluded)
Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009 – 2014).

EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010 – 2011. AML Manager of SEI Investments 2011 – 2013. AML and Privacy Officer 2013.

JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.

LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

Other Directorships Held by Officer

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE ACADIAN FUNDS (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 13, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with information regarding the Funds’ performance since the Agreement was last renewed, as well as information regarding the Funds’ performance

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Funds relative to their benchmarks and peer groups. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

	Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Acadian Emerging Markets Portfolio	0.00%	0.00%	100.00%	100.00%	0.00%	98.27%	0.00%	0.00%	0.00%	21.76%
Acadian Emerging Markets Debt Fund	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2014 amounting to $4,299,141 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2014, which shareholders of this Portfolio will receive in late January, 2015. In addition, for the year ended October 31, 2014, gross foreign source income amounted to $45,446,715 for the Acadian Emerging Markets Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Acadian Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

Adviser:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

ACA-AR-001-1300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$112,800	$0	$0	$131,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$24,800	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$23,755	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$595,010	N/A	N/A	$489,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$10,166	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	$199,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$34,500	N/A	N/A	$71,070	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $25,000 and $48,555 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $79,100 and $90,266 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $34,500 and $71,070 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.